Exhibit 99.1

CafePress Reports Fourth Quarter and Fiscal Year 2012 Results

Annual Net Revenues Increase 24% Over 2011

Completed EZ Prints Acquisition to Drive Corporate Shops Expansion

LOUISVILLE, Ky., February 13, 2013 - CafePress Inc. (NASDAQ: PRSS), The World’s Customization Engine®, today reported financial results for the three and twelve months ended December 31, 2012.

“CafePress ended 2012 with a strong holiday season highlighted by solid performance across all of our brands. We are encouraged by the key indicators of our growth; revenues from social media and mobile channels were up 100% and corporate shops grew significantly, over 2011 levels,” said Chief Executive Officer Bob Marino. “During 2013 we plan to introduce additional on-demand customizable products, expand CafePress’ presence across the web via strategic partnerships and continue to make prudent investments in technology and operations to drive long-term revenue and margin growth.”

Fourth Quarter 2012 Financial Highlights

•	Net revenues totaled $87.2 million, compared to $69.5 million in the fourth quarter of 2011. CafePress’ existing brands represented $79.6 million of revenues, while EZ Prints contributed $7.6 million.

•	Adjusted EBITDA was $9.4 million, compared to $11.5 million in the fourth quarter of 2011.

•	Gross profit margin was 39.7% of net revenues, compared to 43.9% in the fourth quarter of 2011.

•	GAAP net income was $3.1 million (including stock-based compensation, amortization of intangible assets and acquisition costs), compared to $5.1 million in the fourth quarter of 2011.

•	GAAP net income per diluted share was $0.18, compared to $0.32 in the fourth quarter of 2011.

•	Non-GAAP net income (excluding stock-based compensation, amortization of intangible assets and acquisition costs) was $5.4 million, compared to $6.7 million in the fourth quarter of 2011.

•	Non-GAAP net income per diluted share was $0.31, compared to $0.44 in the fourth quarter of 2011.

•

Net cash provided by operating activities of $18.4 million, compared to $15.5 million in the fourth quarter of 2011. At December 31, 2012, cash, cash equivalents, and short term investments totaled $40.6 million.

Fourth Quarter 2012 Operating Metrics (Excluding EZ Prints)

•	Transacting customers totaled 1,245,338, a 9% year-over-year increase.

•	Orders totaled 1,600,952, a 14% year-over-year increase.

•	Average order size was $50, a 2% year-over-year increase.

Financial Year 2012 Highlights

•	Net revenues totaled $217.8 million, compared to $175.5 million in 2011.

•	Adjusted EBITDA was $17.6 million, compared to $18.7 million in 2011.

•	Gross profit margin was 41.0% of net revenues, compared to 42.9% in 2011.

•	GAAP net loss was $(0.1) million (including stock-based compensation, amortization of intangible assets and acquisition costs), compared to net income of $3.6 million in 2011.

•	GAAP net loss per diluted share was $(0.01), compared to net income per diluted share of $0.16 in 2011.

•	Non-GAAP net income (excluding stock-based compensation, amortization of intangible assets and acquisition costs) was $8.0 million, compared to $8.4 million in 2011.

•	Non-GAAP net income per diluted share was $0.48, compared to $0.56 in 2011.

Financial Year 2012 Operating Metrics (Excluding EZ Prints)

•	Transacting customers totaled 3,086,857, a 15% year-over-year increase.

•	Orders totaled 4,159,230, a 17% year-over-year increase.

•	Average order size was $51, a 2% year-over-year increase.

Recent Operating Highlights

•	Completed the acquisition of EZ Prints, Inc. to further drive the expansion of corporate shops.

•	Launched new corporate shops for partners including online retailer Michaels®, and entertainment brands ESPN, Sprout and VIZ Media.

•

Expanded the number of products available for on-demand customization by adding more than 200 new base goods during 2012 highlighted by additions to categories including mobile device cases, home, apparel, travel and accessories bringing the total number of on-demand products to more than 550.

•	Debuted a number of new social media programs including “Likeable Gifts” and a licensed A Christmas Story online store on Facebook.

•	Launched myinstacard.com, connecting social photo sharing and the creation of personalized stationery products

Business Outlook

“Looking ahead, we expect to drive solid growth in 2013. Our revenue growth outlook of approximately 16% at the midpoint of our range is slightly above the average rate of e-commerce growth as we integrate our recent acquisitions with our e-commerce platform,” said Chief Financial Officer Monica Johnson. “Our Adjusted EBITDA guidance includes consolidation of manufacturing operations into our Louisville plant which will result in an impact of approximately 2 percentage points for the year. We expect this consolidation to lead to margin expansion as we exit 2013.”

For the first quarter of 2013:

•	Net revenues are expected to be in the range of $44 million to $48 million.

•	Adjusted EBITDA ranging from a loss of $(1.5) million to income of $0.2 million.

•	Non-GAAP net income per diluted share of $(0.15) to $(0.08).

•	Weighted average fully diluted shares estimated at 17.5 million.

For fiscal year 2013:

•	Net revenues ranging from $246 million to $259 million, a year-over-year increase of 13% to 19%.

•	Adjusted EBITDA of $11 million to $16 million.

•	Non-GAAP net income per diluted share of $0.07 to $0.22.

•	Weighted average fully diluted shares of approximately 17.7 million.

•	Total capital expenditures in the range of $12 million to $14 million.

Fourth Quarter 2012 Conference Call

Management will review the fourth quarter 2012 financial results and its expectations for the first quarter and full year 2013 on a conference call on Wednesday, February 13, 2013 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time). To participate on the live call, analysts and investors should dial 1-877-941-1427 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally

Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company’s financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include, among other matters, all statements regarding the Company’s financial expectations as to growth and profitability for the first quarter and full year 2013 set forth under the caption “Business Outlook.” These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; intense competition, which could lead to pricing pressure among other effects; our ability to expand our customer base and meet production requirements; risks and uncertainties arising from the integration of EZ Prints following the Merger with CafePress; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to timely develop new product and service offerings, as well as consumer acceptance of new products and services; our ability to develop additional adjacent lines of business to complement our growth strategies; and unforeseen changes in expense levels. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission on November 14, 2012 and in other reports filed by the Company with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

About CafePress (PRSS):

CafePress is The World’s Customization Engine®. Launched in 1999, CafePress empowers individuals, groups, businesses and organizations to create, buy and sell customized and personalized products online using the company’s innovative and proprietary print-on-demand services and e-commerce platform. Today, CafePress’ portfolio of e-commerce websites and companies includes CafePress.com, CanvasOnDemand.com, GreatBigCanvas.com, Imagekind.com, InvitationBox.com, Logosportswear.com and EZ Prints, Inc.

CafePress Inc.

Media Relations:

Marc Cowlin

650-655-3039

pr@cafepress.com

Investor Relations:

The Blueshirt Group

Alex Wellins, 415-217-5861

alex@blueshirtgroup.com

CafePress Inc.

Condensed Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net revenues	$87,249	$69,537	$217,786	$175,482
Cost of net revenues	52,584	39,029	128,599	100,191

Gross Profit	34,665	30,508	89,187	75,291

Operating expenses:
Sales and marketing	19,640	14,795	53,978	40,809
Technology and development	5,111	3,137	14,921	12,768
General and administrative	4,628	3,919	16,809	13,573
Acquisition-related costs	916	936	3,424	2,696

Total operating expenses	30,295	22,787	89,132	69,846

Income from operations	4,370	7,721	55	5,445
Interest income	18	11	76	56
Interest expense	(56)	(52)	(202)	(194)

Income (loss) before provision for income taxes	4,332	7,680	(71)	5,307
Provision for income taxes	1,227	2,580	11	1,701

Net income (loss)	$3,105	$5,100	$(82)	$3,606

Net income (loss) per share of common stock:
Basic	$0.18	$0.33	$(0.01)	$0.17

Diluted	$0.18	$0.32	$(0.01)	$0.16

Shares used in computing net income (loss) per share of common stock:
Basic	17,113	8,941	15,021	8,798

Diluted	17,280	9,573	15,021	9,403

Stock-based compensation is allocated as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Cost of net revenues	$64	$46	$238	$164
Sales and marketing	150	144	573	520
Technology and development	21	59	191	267
General and administrative	886	426	3,181	1,427

Total stock-based compensation expense	$1,121	$675	$4,183	$2,378

CafePress Inc.

Condensed Consolidated Balance Sheet

(In thousands, except par value amounts)

(Unaudited)

	December 31, 2012	December 31, 2011
	(Unaudited)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$31,198	$27,900
Short-term investments	9,403	8,437
Accounts receivable	10,390	2,210
Inventory	9,765	6,726
Deferred tax assets	2,794	1,842
Deferred costs	3,756	2,787
Prepaid expenses and other current assets	4,844	2,631

Total current assets	72,150	52,533
Property and equipment, net	19,892	13,303
Goodwill	40,231	11,076
Intangible assets, net	19,979	6,756
Deferred tax assets	4,417	2,115
Other assets	863	3,199

TOTAL ASSETS	$157,532	$88,982

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$15,088	$10,512
Partner commissions payable	7,451	—
Accrued royalties payable	6,724	6,454
Accrued liabilities	17,761	8,713
Income taxes payable	765	1,539
Deferred revenue	9,099	6,870
Short-term borrowings	894	—
Capital lease obligations, current	531	472

Total current liabilities	58,313	34,560
Capital lease obligations, non-current	2,282	2,702
Other long-term liabilities	3,628	3,289

TOTAL LIABILITIES	64,223	40,551

Convertible preferred stock $0.0001 par value: 0 and 12,345 shares authorized and 0 and 5,535 shares issued and outstanding as of December 31, 2012 and 2011; liquidation preference of $0 and $17,902 as of December 31, 2012 and 2011	—	22,811

Stockholders’ Equity :
Preferred stock, $0.0001 par value: 10,000 and 0 shares authorized as of December 31, 2012 and 2011; none issued and outstanding	—	—
Common stock, $0.0001 par value: 500,000 and 34,815 shares authorized and 17,114 and 8,943 shares issued and outstanding as of December 31, 2012 and 2011, respectively	2	1
Additional paid-in capital	93,890	26,120
Accumulated deficit	(583)	(501)

TOTAL STOCKHOLDERS’ EQUITY	93,309	25,620

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$157,532	$88,982

CafePress Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Year Ended December 31,
	2012	2011
	(Unaudited)
Cash Flows from Operating Activities:
Net income (loss)	$(82)	$3,606
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,294	5,836
Amortization of intangible assets	3,647	2,385
Loss (gain) on disposal of fixed assets	(75)	(175)
Stock-based compensation	4,183	2,378
Change in fair value of contingent consideration liability	100	137
Deferred income taxes	(1,704)	(972)
Tax benefits from stock-based compensation	(28)	269
Excess tax benefits from stock-based compensation	(142)	(472)
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(6,057)	1,319
Inventory	(2,136)	(2,079)
Prepaid expenses and other current assets	(3,140)	140
Other assets	(172)	(336)
Accounts payable	3,351	371
Partner commissions payable	1,709	—
Accrued royalties payable	270	892
Accrued and other liabilities	2,863	2,159
Income taxes payable	(774)	18
Deferred revenue	2,003	1,448

Net cash provided by operating activities	10,110	16,924

Cash Flows from Investing Activities:
Purchase of short-term investments	(9,403)	(9,387)
Proceeds from maturities of short-term investments	8,437	10,983
Purchase of property and equipment	(8,039)	(3,440)
Capitalization of software and website development costs	(2,973)	(1,933)
Proceeds from disposal of fixed assets	94	235
Decrease (increase) in restricted cash	255	(500)
Acquisition of businesses, net of cash acquired	(35,666)	(3,985)

Net cash used in investing activities	(47,295)	(8,027)

Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(477)	(441)
Payments for deferred offering costs	0	(2,182)
Proceeds from exercise of stock options	298	1,878
Proceeds from issuance of common stock	41,770	—
Excess tax benefits from stock based compensation	142	472
Settlement of contingent consideration	(1,250)	—

Net cash provided by (used in) financing activities	40,483	(273)

Net increase in cash and cash equivalents	3,298	8,624
Cash and cash equivalents — beginning of period	27,900	19,276

Cash and cash equivalents — end of period	$31,198	$27,900

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$201	$194
Income taxes paid during the period	2,517	2,384
Noncash Investing and Financing Activities:
Property and equipment acquired under capital lease through acquisitions	$116	$529
Conversion of preferred stock to common stock	22,811	—
Common stock issued for acquisition	830	—
Accrued purchases of property and equipment	32	408
Deferred offering costs not yet paid	—	367
Contingent consideration recorded in connection with business acquisitions	7,111	2,784

CafePress Inc.

User Metrics Disclosure

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
User Metrics
Customers	1,245,338	1,138,425	3,086,857	2,681,605
year-over-year growth	9%	27%	15%	29%
Orders	1,600,952	1,401,126	4,159,230	3,545,305
year-over-year growth	14%	27%	17%	34%
Average Order Value	$50	$49	$51	$50
year-over-year growth	2%	-2%	2%	4%

CafePress Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net income (loss)	$3,105	$5,100	$(82)	$3,606
Non-GAAP adjustments:
Interest and other (income) expense	38	41	126	138
Provision for income taxes	1,227	2,580	11	1,701
Depreciation and amortization	1,845	1,429	6,294	5,836
Amortization of intangible assets	1,152	765	3,647	2,385
Acquisition-related costs	916	936	3,424	2,696
Stock-based compensation	1,121	675	4,183	2,378

Adjusted EBITDA*	$9,404	$11,526	$17,603	$18,740

*	Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) plus interest and other (income) expense, provision for (benefit from) income taxes, depreciation and amortization, amortization of intangible assets, acquisition-related costs, stock-based compensation and impairment charges. Acquisition-related costs include performance-based compensation payments, any changes in the estimated fair value of performance-based contingent consideration payments which were initially recorded in connection with our acquisition of substantially all of the assets of L&S Retail Ventures, Inc. and LogoSportswear.com, and the acquisition of EZ Prints, Inc. and third-party fees incurred as part of our acquisitions of L&S Retail Ventures, Inc., LogoSportswear.com and EZ Prints, Inc.

CafePress Inc.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Income from operations	$4,370	$7,721	$55	$5,445
Non-GAAP adjustments:
Amortization of intangible assets	1,152	765	3,647	2,385
Acquisition-related costs	916	936	3,424	2,696
Stock-based compensation	1,121	675	4,183	2,378

Non-GAAP operating income	$7,559	$10,097	$11,309	$12,904

CafePress Inc.

Reconciliation of Net Income (Loss) to Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share

(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net income (loss)	$3,105	$5,100	$(82)	$3,606
Non-GAAP adjustments:
Amortization of intangible assets	1,152	765	3,647	2,385
Acquisition-related costs	916	936	3,424	2,696
Stock based compensation	1,121	675	4,183	2,378
Benefit from income taxes	(903)	(798)	(3,131)	(2,681)

Non-GAAP net income	$5,391	$6,678	$8,041	$8,384

Non-GAAP net income per share:
Basic	$0.32	$0.46	$0.49	$0.58

Diluted	$0.31	$0.44	$0.48	$0.56

Shares used in computing Non-GAAP net income per share:
Basic	17,113	14,476	16,428	14,333

Diluted	17,280	15,108	16,823	14,938